Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Managed Futures Strategy Fund

Class	A	LFMAX
Class	C	LFMCX
Class	I	LFMIX

LoCorr Long/Short Commodities Strategy Fund

Class	A	LCSAX
Class	C	LCSCX
Class	I	LCSIX

LoCorr Long/Short Equity Fund

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

LoCorr Spectrum Income Fund

Class	A	LSPAX
Class	C	LSPCX
Class	I	LSPIX

LoCorr Multi-Strategy Fund

Class	A	LMUAX
Class	C	LMUCX
Class	I	LMUIX

Supplement dated March 28, 2016, to the Prospectus dated May 1, 2015, as supplemented, and Statement of Additional Information (“SAI”), dated May 1, 2015, as supplemented.

Effective March 28, 2016, Trust & Fiduciary Management, Inc. (“TFMS”), sub-adviser to the LoCorr Spectrum Income Fund and LoCorr Multi-Strategy Fund (together, the “Funds”), will merge with Bramshill Investments, LLC in order to create the new entity, Trust and Fiduciary Income Partners, LLC (“TFIP”). TFIP, located at 411 Hackensack Ave., 9th Floor, Hackensack, NJ 07601, will succeed to TFMS’s role as a sub-adviser of the Funds and will managed a portion of the Fund’s assets in accordance with the current strategy and investment objective followed by TFMS. Accordingly, all references to TFMS are replaced with TFIP.

Also effective March 28, 2016, LoCorr Fund Management, LLC (“LoCorr” or the “Adviser”) has added Sean Katof as a co-Portfolio Manager for the following funds: LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Long/Short Equity Fund, LoCorr Spectrum Income Fund, and LoCorr Multi-Strategy Fund.

Accordingly, the following paragraph replaces the section entitled “Sub-Adviser Portfolio Manager” in its entirety on page 30 of the Prospectus:

Sub-Adviser Portfolio Managers: Steven C. Carhart, CFA, has served the Fund as a portfolio manager since it commenced operations in 2014. Art DeGaetano has served the Fund as co-portfolio manager since March 2016.

The following paragraph replaces the section entitled “Sub-Adviser Portfolio Managers” in its entirety on page 37 of the Prospectus:

Sub-Adviser Portfolio Managers: Steven C. Carhart, CFA, has served the Fund as a portfolio manager since it commenced operations in 2015. Art DeGaetano has served the Fund as co-portfolio manager since March 2016.

The following paragraph replaces the section entitled “Spectrum Income Fund Sub-Adviser Portfolio Manager” in its entirety on page 62 of the Prospectus:

Spectrum Income Fund and Multi-Strategy Fund Sub-Adviser Portfolio Managers

Steven C. Carhart, CFA.  Steven Carhart has been with the sub-adviser or its predecessor since 1999 and is currently President and Chief Investment Officer.  He has been an investment manager since 1987.  His previous experience includes management of institutional portfolios at the Northern Trust Company from 1987 to 1991; portfolio manager of the Baker Fentress closed-end fund from 1991 through 1996; and management of the Pioneer Mid Cap fund from 1996 to 1999.  Mr. Carhart holds an SB in Electrical Engineering from the Massachusetts Institute of Technology and an SM from the Sloan School of Management at MIT.  He is also a CFA Charterholder.

Art DeGaetano. Art DeGaetano is a Principal of Bramshill Investments. Before starting Bramshill in May of 2012, Mr. DeGaetano was a Senior Portfolio Manager at GLG Partners from 2007. Prior to GLG Partners, he traded at RBS Greenwich Capital where he was a Managing Director and Head of Credit Trading for two years. Prior to RBS, he traded for 12 years for Bear Stearns and was a Senior Managing Director and Head Trader on the high yield desk. Mr. DeGaetano has a B.A. from Colgate University. Mr. DeGaetano has been the primary portfolio manager for the Bramshill Income Performance strategy since its inception.

The following information for Mr. DeGaetano supplements information provided about each Fund’s portfolio managers in the Trust’s SAI:

Total Other Accounts Managed
Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Art DeGaetano	80	$144.5 million	1	$10.3 million	0	$0
Portion of Total Other Accounts Managed Subject to Performance Fees
Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Art DeGaetano	0	$0	0	$0	0	$0

As of March 1, 2016, Mr. DeGaetano did not own any securities of any Fund in the Trust.

In addition, the following biographical information supplements the portfolio manager information for the LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Long/Short Equity Fund, LoCorr Spectrum Income Fund, and LoCorr Multi-Strategy Fund.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Long/Short Equity Fund, LoCorr Spectrum Income Fund, and LoCorr Multi-Strategy Fund Portfolio Manager

Sean Katof. Sean Katof, CFA, has served as Senior Vice President and Portfolio Manager for the Funds since 2015. Prior to joining LoCorr, Mr. Katof served as Director of Capital Markets at SLOCUM, an institutional consulting firm, from 2005 to 2015. Prior to joining Slocum, Sean served as Portfolio Manager at Devenir Investment Advisors where he managed the Industry Leaders Core Equity portfolio from 2004 - 2005. Prior to that, Sean was a Vice President and Portfolio Manager at INVESCO Funds Group where he worked from 1994 – 2003. Mr. Katof received his B.S. in Business Administration with an emphasis in Finance from the University of Colorado at Boulder and an M.S. in Finance from the University of Colorado at Denver. Mr. Katof holds the Chartered Financial Analyst (CFA) designation.
The following provides information for accounts that Mr. Katof manages, other than any LoCorr Funds, as of March 28, 2016.
Total Other Accounts Managed
Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Sean Katof	0	$0	0	$0	0	$0

Portion of Total Other Accounts Managed Subject to Performance Fees
Sub-Adviser Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Sean Katof	0	$0	0	$0	0	$0

As of March 28, 2016, Mr. Katof owned the following dollar range of securities in each Fund:

	Dollar Range of Equity Securities in the Managed Futures Strategy Fund	Dollar Range of Equity Securities in the Commodities Strategy Fund	Dollar Range of Equity Securities in the Long/Short Equity Fund	Dollar Range of Equity Securities in the Spectrum Income Fund	Dollar Range of Equity Securities in the Market Trend Fund	Dollar Range of Equity Securities in the Managed Futures Strategy Fund
Sean Katof	$10,000 - $50,000	$10,000 - $50,000	$50,001 - $100,000	$10,000 - $50,000	Over $100,000	$10,000 - $50,000

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You should read this Supplement in conjunction with the Prospectus dated May 1, 2015, as supplemented, and the Statement of Additional Information dated May 1, 2015, as supplemented.  These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Funds toll-free at 1-855-523-8637.

Please retain this Supplement for future reference.